                                                                   EXHIBIT 10.02


                                                                     May 9, 1996



                              AT HOME CORPORATION
                              385 Ravendale Drive
                            Mountain View, CA 94043



TCI Internet Holdings, Inc.
5619 DTC Parkway
Terrace Tower II
Englewood, Colorado 80111-3000

Kleiner, Perkins, Caufield & Byers VII
KPCB VII Founders Fund
KPCB Information Services Zaibatsu Fund II
2750 Sand Hill Road
Menlo Park, CA  94025

Gentlemen:


          Reference is made to the Stock Purchase Agreement, dated as of August 29, 1995 (the "Prior Agreement"), among (i) At Home Corporation, a Delaware corporation (the "Company"), (ii) TCI Internet Holdings, Inc., a Delaware corporation ("TCI Sub"), and (iii) Kleiner, Perkins, Caufield & Byers VII, KPCB VII Founders Fund, and KPCB Information Services Zaibatsu Fund II, each of which is a California limited partnership (such limited partnerships are hereinafter referred to collectively as the "KPCB Purchasers" and individually as a "KPCB Purchaser"), pursuant to which (a) TCI Sub purchased an aggregate of 7,700,000 shares (the "Initial TCI Shares") of the Company's Series T Convertible Participating Preferred Stock, par value $.01 per share (the "Series T Preferred Stock") and (b) the KPCB Purchasers purchased an aggregate of 2,300,000 shares (the "Initial KPCB Shares") of the Company's Series K Convertible Participating Preferred Stock, par value $.01 per share (the "Series K Preferred Stock"). In order to provide additional funding to the Company to continue the expansion of its business, TCI Sub and the KPCB Purchasers desire to purchase additional shares of the Series T Preferred Stock and the Series K Preferred Stock, respectively, upon the terms and subject to the conditions set forth, or incorporated by reference in, this letter agreement (this "Agreement"). TCI Sub, on one hand, and the KPCB Purchasers (collectively), on the other hand, are referred to hereinafter separately as a "Purchaser" or together as the "Purchasers".

          1.   PURCHASE AND SALE OF STOCK.
               --------------------------

               (A)  Sale and Issuance of Series T Preferred Stock and Series K
                    ----------------------------------------------------------
Preferred Stock Subject to the terms and conditions of  this Agreement, (I) the
---------------
Company agrees to issue and sell to TCI Sub, and TCI Sub agrees to purchase from the Company, at the Closing (as defined below), 7,700,000 shares of the Series T Preferred Stock, for an aggregate purchase price of $7,700,000 and (II) the Company agrees to issue and sell to the KPCB Purchasers, and the KPCB Purchasers, jointly and severally, agree to purchase from the Company, at the Closing, an aggregate of 2,300,000 shares of the Series K Preferred Stock, for an aggregate purchase price of $2,300,000. The Series K Preferred Stock and the Series T Preferred Stock being purchased pursuant to this Agreement are sometimes referred to herein as the "Shares." Upon the issuance and sale and receipt of the purchase price therefor in accordance with the terms of this Agreement, such Shares will be duly authorized, validly issued and outstanding and will be fully paid and non-assessable.

               (B)  Closing.  The closing of the purchase and sale of the
                    -------
Shares (the "Closing") shall take place at the offices of Baker & Botts, L.L.P., 599 Lexington Avenue, New York, New York, at 10:00 a.m., New York City time, on May 9, 1996, or at such other time and place as the Company and the Purchasers shall mutually agree. The date on which the Closing occurs is referred to herein as the "Closing Date." At the Closing, the Company shall deliver (I) to TCI Sub a certificate or certificates registered in the name of TCI Sub representing 7,700,000 shares of Series T Preferred Stock against payment of the purchase price therefor in cash or by wire transfer in immediately available funds and (II) to the KPCB Purchasers certificates registered in the name of the KPCB Purchasers representing an aggregate of 2,300,000 shares of Series K Preferred Stock (in such relative amounts as the KPCB Purchasers may request) against payment of the purchase price therefor in cash or by wire transfer in immediately available funds.

          2.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.
               --------------------------------------------------------
The Company hereby represents and warrants to, and covenants with, each of the Purchasers as follows:

               (A) Each of the representations and warranties of the Company contained in Sections 2.4, 2.6, 2.7, 2.8, 2.9, 2.13 and 2.14 (the "Prior Agreement Sections") of the Prior Agreement is true and correct, with the same force and effect as if each of such representations and warranties (together, subject to Section 2(b) hereof, with the definitions of all terms used therein which are defined in the Prior Agreement) were set forth at length herein and made directly to the Purchasers on and as of the date hereof and as if each Exhibit and Appendix referred to therein and attached to the Prior Agreement were attached to and made a part of this Agreement, except that for purposes of this Agreement (i) all references to Schedules in the Prior Agreement Sections shall be deemed to be references to Schedules to this Agreement and such Schedules shall be prepared with respect to and attached to this Agreement (labeled with the respective Prior Agreement Section number) and (ii) the reference in Section 2.13 to "Section 6" shall be deemed to refer to Section 5 hereof. With respect to any covenants or agreements of the Company set forth in the Prior Agreement Sections, the Company covenants and agrees to perform its obligations related thereto in accordance with the terms of the Prior Agreement Sections, as if such covenants and agreements were set forth at length herein, and made directly to the Purchasers on and as of the date hereof.

               (B) In the event that any term contained in any of the Prior Agreement Sections is defined in the Prior Agreement (the "Incorporated Definitions") and is also defined in this Agreement, then for purposes of this
Section 2 (but not for purposes of any other provision of this Agreement, except as otherwise specifically provided herein) such term will have the meaning assigned to it in the Prior Agreement, except that for purposes of this Agreement all references in the Prior Agreement Sections and the Incorporated Definitions to (i) the "Shares" will be deemed to be references to the Shares (as defined in this Agreement), (ii) the "Transaction Agreements" will be deemed to be references to the Transaction Agreements (as defined in this Agreement),
(iii) the "Closing" will be deemed to be references to the Closing (as defined in this Agreement), and (iv) the "Restated Certificate" and the "Bylaws" will be deemed to be references to the Restated Certificate and the Bylaws (each as defined in this Agreement).

               (C) In addition to the foregoing, the Company makes the following representations and warranties to the Purchasers:

               (I) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as currently conducted and as currently proposed to be conducted. The Company is qualified and in good standing to do business in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business, properties, prospects or financial condition. The Company has delivered to each of the Purchasers true and accurate copies of the Company's Amended and Restated Certificate of Incorporation and Bylaws, each as amended through, and in effect on, the date hereof (the "Restated Certificate" and the "Bylaws").

               (II) The authorized capital stock of the Company consists of (x) 150,000,000 shares of common stock, par value $.01 per share (the "Common Stock"), of which 75,000,000 shares have been designated as Series A Common Stock (the "Series A Common Stock") and 75,000,000 shares have been designated as Series B Common Stock (the "Series B Common Stock"), and (y) 75,000,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock"), of which (1) 25,000,000 shares have been designated as Series T Preferred Stock, (2) 7,000,000 shares have been designated as Series K Preferred Stock, and (3) 43,000,000 shares are undesignated as to series and shall be issuable pursuant to authority granted in the Restated Certificate to the Board of Directors (the "Series Preferred Stock"). As of the date hereof,
          (x) no shares of Series A Common Stock or Series B Common Stock have been issued or are outstanding, (y) other than the Initial TCI Shares and the Initial KPCB Shares, no shares of Series T Preferred Stock or Series K Preferred Stock have been issued or are outstanding, and (z) no shares of Series Preferred Stock have been designated as a series or class of Preferred Stock (nor has any action been taken to so designate any shares of Series Preferred Stock), and no shares of Series Preferred Stock have been issued or are outstanding. All such issued and outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable and have been issued in compliance with all applicable state and federal laws concerning the issuance of securities. The Company has reserved, and agrees that it will at all times keep reserved, such number of shares of Series B Common Stock as is sufficient to provide for the conversion of all shares of the Series T and Series K Preferred Stock (including the Shares to be issued pursuant to this Agreement) outstanding from time to time, and has reserved, and agrees that it will at all times keep reserved, such number of shares of Series A Common Stock as is sufficient to provide for the conversion of all shares of Series B Common Stock then issued and outstanding or issuable upon the conversion, exercise or exchange of any security (including the shares of Series B Common Stock to be issued upon conversion of the Shares) outstanding from time to time. In addition to the foregoing, the Company has reserved for issuance such number of shares of Series A Common Stock as are issuable upon exercise of the stock options granted or to be granted as listed on
          Schedule 2(c) hereto. Except for the transactions contemplated by this Agreement or the Prior Agreement (including the transactions contemplated by the Stockholders' Agreement and the Registration Rights Agreement (each as defined in the Prior Agreement)), or as set forth on Schedule 2(c) hereto, (x) there are: (i) no outstanding warrants, options, rights (including conversion or preemptive rights), or agreements to subscribe for or purchase any capital stock or other securities from the Company; (ii) to the knowledge of the Company, no voting trusts or voting agreements among, or irrevocable proxies executed by, stockholders of the Company; (iii) no existing rights of stockholders to require the Company to register any securities of the Company or to participate with the Company in any registration by the Company of its securities; and (iv) to the knowledge of the Company, no agreements among stockholders providing for the purchase or sale of the Company's capital stock, and (y) the Company has not taken any action that would result in a stock split, stock dividend, reverse split, recapitalization or reclassification affecting its capital stock or the designation of the Series Preferred Stock as a series or class of Preferred Stock of the Company.

               (III) The Company has full power and authority to execute, deliver and perform its obligations under this Agreement, the Registration Rights Amendment (as defined below) and the Stockholders' Agreement Amendment (as defined below) (collectively, the "Transaction Agreements"). All corporate action on the part of the Company, its directors and its stockholders necessary for the authorization, execution, delivery and performance of this Agreement and the other Transaction Agreements by the Company, the authorization, sale, issuance and delivery of the Shares, and the performance of all of the Company's obligations hereunder and thereunder has been taken. Each of the Transaction Agreements, when executed and delivered by the Company, and assuming the due execution and delivery thereof by the other parties hereto or thereto, shall constitute a valid and legally binding obligation of the Company, enforceable against it in accordance with its terms, subject to: (x) judicial principles limiting the availability of specific performance, injunctive relief and other equitable remedies and (y) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors' rights.

               (IV) Since August 29, 1995, neither the Restated Certificate, the Bylaws, the Registration Rights Agreement, nor the Stockholders' Agreement has been amended in any way, and except as specified in this Agreement, no action has been taken and no action is contemplated to be taken in respect of any amendment to the foregoing documents.

     3.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS.
          -----------------------------------------------------------
Each Purchaser, on behalf of itself and not jointly with the other Purchaser, hereby represents and warrants to, and covenants with, the Company as follows:

          (A) Each of the representations and warranties of the Purchaser contained in Sections 3.1, 3.2, 3.3, 3.4, 3.5, 3.6 and 3.9 of the Prior Agreement (the "Purchaser Prior Agreement Sections") is true and correct, with the same force and effect as if each of such representations and warranties (together, subject to Section 3(b) hereof, with the definitions of all terms used therein which are defined in the Prior Agreement) were set forth at length herein and made directly to the Company on and as of the date hereof and as if each Exhibit and Appendix referred to therein and attached to the Prior Agreement were attached to and made a part of this Agreement, except that for purposes of this Agreement (i) all references to Schedules in the Purchaser Prior Agreement Sections shall be deemed to be references to Schedules to this Agreement and such Schedules shall be prepared with respect to and attached to this Agreement (labeled with the respective Purchaser Prior Agreement Section number) and (ii) the reference in
Section 3.9 to "Section 7" shall be deemed to refer to Section 4 hereof. With respect to any covenants or agreements of the Purchaser set forth in the Purchaser Prior Agreement Sections, the Purchaser covenants and agrees to perform its obligations related thereto in accordance with the terms of the Purchaser Prior Agreement Sections, as if such covenants and agreements were set forth at length herein and made directly to the Company on and as of the date hereof.

          (B) In the event that any term contained in any of the Purchaser Prior Agreement Sections is defined in the Prior Agreement (the "Purchaser Incorporated Definitions") and is also defined in this Agreement, then for purposes of this Section 3 (but not for purposes of any other provision of this Agreement, except as otherwise specifically provided herein) such term will have the meaning assigned to it in the Prior Agreement, except that for purposes of this Agreement all references in the Purchaser Prior Agreement Sections and the Purchaser Incorporated Definitions (i) to the "Shares" will be deemed to be references to the Shares (as defined in this Agreement), (ii) to the "Transaction Agreements" will be deemed to be references to the Transaction Agreements (as defined in this Agreement), (iii) to the "Closing" will be deemed to be references to the Closing (as defined in this Agreement) and (iv) to the "Restated Certificate" and the "Bylaws" will be deemed to be references to the Restated Certificate and the Bylaws (each as defined in this Agreement).

          (C) In addition to the foregoing, each KPCB Purchaser represents and warrants to the Company that KPCB VII Associates, a California limited partnership (the "KPCB Partner"), is a general partner of each of the KPCB Purchasers and that each of L. John Doerr and William R. Hearst III is a general partner of the KPCB Partner.

     4.   CONDITIONS TO THE COMPANY'S OBLIGATIONS AT CLOSING.  The obligation
          --------------------------------------------------
of the Company to issue and sell Shares to the Purchasers at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions:

          (A)  Correctness of Representations and Warranties(a).Correctness of
               ---------------------------------------------
Representations and Warranties . The representations and warranties of the Purchasers contained in this Agreement (including the representations and warranties incorporated from the Prior Agreement) shall, if specifically qualified by materiality, be true and correct and, if not so qualified, be true and correct in all material respects in each case as of the date of this Agreement and as of the Closing Date with the same effect as if made on and as of the Closing Date, and the Company shall have received a certificate to such effect from each Purchaser, signed by its duly authorized officer.

          (B)  Performance of Agreements and Covenants The Purchasers shall
               ---------------------------------------
have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement (including those incorporated from the Prior Agreement) that are required to be performed or complied with by them on or before the Closing Date, and the Company shall have received a certificate to such effect from each Purchaser, signed by its duly authorized officer.

          (C)  No Material Litigation.  There shall not be pending on the
               -----------------------
Closing Date any lawsuit, claim, proceeding or other legal action by or before any court or other regulatory, administrative or governmental authority that seeks to restrain, restrict or prohibit or impose substantial penalties or damages with respect to (or any other materially adverse relief or remedy in connection with), and there shall not be in effect on the Closing Date any injunction or other order of any governmental authority or arbitration panel that restrains, restricts, prohibits or imposes substantial penalties or damages with respect to (or any other materially adverse relief or remedy in connection with), the consummation of any of the transactions contemplated hereby.

          (D)  Registration Rights Agreement. Each Purchaser shall have duly
               ------------------------------
executed and delivered the Amendment No. 1 to the Registration Rights Agreement, substantially in the form of Exhibit A hereto (such amendment, the "Registration Rights Amendment").

          (E)  Stockholders' Agreement(e).Stockholders' Agreement .  Each
               ---------------------------------------------------
Purchaser shall have duly executed and delivered the Amendment No. 1 to the Stockholders' Agreement, substantially in the form of Exhibit B hereto (such amendment, the "Stockholders' Agreement Amendment").

          (F)  Proceedings and Documents.  All corporate and other proceedings
               -------------------------
in connection with the transactions contemplated by this Agreement to occur at or prior to the Closing, and all documents and instruments incident to these transactions, shall be reasonably satisfactory in substance to the Company and its counsel.

     5.   CONDITIONS TO THE PURCHASERS' OBLIGATIONS AT CLOSING.  The obligation
          ----------------------------------------------------
of TCI Sub, on the one hand, and the KPCB Purchasers, on the other hand, to purchase Shares at the Closing is several and not joint and such obligation as to TCI Sub, on the one hand, and the KPCB Purchasers, on the other hand, is subject to the satisfaction, at or prior to the Closing, of each of the following conditions, any of which may be waived by TCI Sub, on the one hand, or the KPCB Purchasers, on the other hand:

          (A)  Correctness of Representations and Warranties. The
               ---------------------------------------------
representations and warranties of the Company set forth in this Agreement (including the representations and warranties incorporated from the Prior Agreement) shall, if specifically qualified by materiality, be true and correct and, if not so qualified, be true and correct in all material respects in each case as of the date of this Agreement and as of the Closing Date with the same effect as if made on and as of the Closing Date, and such Purchaser shall have received a certificate to such effect from the Company, signed by its duly authorized officer.

          (B)  Performance of Agreements and Covenants. Each other party to this
               ---------------------------------------
Agreement shall have performed and complied with all agreements, covenants, obligations and conditions contained in this Agreement (including those incorporated from the Prior Agreement) that are required to be performed or complied with by it on or before the Closing Date, and such Purchaser shall have received a certificate to such effect from each such party, signed by its duly authorized officer.

          (C)  Registration Rights Amendment and Stockholders Agreement
               --------------------------------------------------------
Amendment. Each of the Registration Rights Amendment and the Stockholders'
---------
Agreement Amendment shall have been duly executed and delivered by each other party thereto.

          (D)  Proceedings and Documents.  All corporate and other proceedings
               -------------------------
in connection with the transactions contemplated at the Closing hereby, and all documents and instruments incident to these transactions, shall be reasonably satisfactory in substance to such Purchaser and its counsel.

          (E)  Other. TCI Sub, on the one hand, and the KPCB Purchasers, on the
               -----
other hand, shall be reasonably satisfied that all conditions to (i) the other Purchaser's obligation to purchase and pay for the Shares to be purchased by such Purchaser and (ii) the Company's obligation to sell the Shares to be sold to the other Purchaser, shall have been satisfied or waived.

          (F)  Simultaneous Closing.  Each Purchaser shall purchase and pay for
               --------------------
the Shares to be purchased by such Purchaser simultaneously with the purchase of and payment for the Shares to be purchased by the other Purchaser.

     6.   LEGENDS; NOTATIONS.The certificates evidencing the Shares and any
          ------------------
Conversion Shares (as defined in the Prior Agreement) shall be endorsed with the legends set forth below:

          (A)  a conspicuously noted legend in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, SUCH SALE, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM REGISTRATION OR IS OTHERWISE IN COMPLIANCE WITH THE ACT AND SUCH LAWS";

          (B)  any legend required by any applicable state securities law; and

          (C)  a conspicuously noted legend in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THAT CERTAIN STOCKHOLDERS' AGREEMENT, DATED AS OF AUGUST 29, 1995, AS AMENDED (THE "STOCKHOLDERS' AGREEMENT"), AMONG THE COMPANY AND THE OTHER PARTIES THERETO CONTAINING, AMONG OTHER THINGS, RESTRICTIONS ON THE SALE, TRANSFER OR OTHER DISPOSITION OF SUCH SECURITIES. A COUNTERPART OF SUCH AGREEMENT HAS BEEN DEPOSITED WITH THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS, AND THE COMPANY SHALL FURNISH A COPY OF SUCH AGREEMENT TO THE RECORD HOLDER HEREOF WITHOUT CHARGE UPON WRITTEN REQUEST."

     The Company shall (or shall instruct its transfer agent to) make a notation on the stock books regarding the restrictions on transfer of the Shares and the Conversion Shares and will transfer (or will instruct its transfer agent to transfer) securities on the books of the Company only to the extent not inconsistent therewith. The legend will be removed by the Company (or, if applicable, the

Company will instruct its transfer agent to remove the legend), upon delivery to it of an opinion of counsel in form and substance reasonably satisfactory to the Company that a registration statement under the Securities Act of 1933, as amended, is at the time in effect with respect to the legend security or that such security can be freely transferred without such registration statement being in effect.

     7.   EXPENSES.  Whether or not the transactions contemplated hereby are
          --------
consummated, each of the Company and each Purchaser will bear its own expenses incurred on its behalf with respect to this Agreement and the transactions contemplated hereby.

     8.   SURVIVAL.  The representations, warranties, covenants and agreements
          --------
made herein, including the representations and warranties incorporated from the Prior Agreement, will survive any investigation made by any Purchaser and will survive the Closing.

     9.   SUCCESSORS AND ASSIGNS. Neither this Agreement nor any of the rights,
          ----------------------
interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of each of the other parties hereto, provided, however, that any
                                             --------  -------
Purchaser may assign this Agreement or any or all of its rights, interests, or obligations hereunder to a wholly owned subsidiary of such party, but such assignment shall not relieve such assigning party of its obligations hereunder in the event such assignee fails to perform such obligations. Any assignment or delegation in contravention of this Agreement shall be void and shall not relieve the assigning or delegating party of any obligation hereunder. Subject to the foregoing provisions of this Section 9, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

     10.  NOTICES, ETC.   All notices and other communications required or
          -------------
permitted to be given by any provision of this Agreement shall be in writing and mailed (certified or registered mail, postage prepaid, return receipt requested) or sent by hand or overnight courier, or by facsimile transmission (with acknowledgment received), charges prepaid and addressed to the intended recipient as follows, or to such other address or number as may be specified from time to time by like notice to the parties:


          (A)  If to the Company:

          At Home Corporation
          385 Ravendale Drive
          Mountain View, CA 94043
          Telecopy: (415) 944-8500
          Attention: William R. Hearst III

          with copies to:

          Fenwick & West
          Two Palo Alto Square
          Suite 800
          Palo Alto, CA  94306
          Telecopy:  (415) 857-0361
          Attention: Gordon K. Davidson, Esq.

     (B)  If to the KPCB Purchasers:

          Kleiner Perkins Caufield & Byers
          2750 Sand Hill Road
          Menlo Park, CA  94025
          Telecopy: (415) 233-0323
          Attention: L. John Doerr

     (C)  If to TCI Sub:

          TCI Internet Holdings, Inc.
          5619 DTC Parkway
          Englewood, CO 80111
          Telecopy: (303) 488-3221
          Attention: Bruce W. Ravenel

          with copies to:

          Baker & Botts, L.L.P.
          599 Lexington Avenue
          New York, New York  10022-6030
          Telecopy:  (212) 705-5125
          Attention: Frederick H. McGrath, Esq.

Any party may from time to time specify a different address for notices by like notice to the other parties. All notices and other communications given in accordance with the provisions of this Agreement shall be deemed to have been given and received (i) four (4) business days after the same are sent by certified or registered mail, postage prepaid, return receipt requested, (ii) when delivered by hand or transmitted by facsimile (with acknowledgment received and, in the case of a facsimile only, a copy of such notice is sent no later than the next business day by a reliable overnight courier service, with acknowledgment or receipt) or (iii) one (1) business day after the same are sent by a reliable overnight courier service, with acknowledgment of receipt. The names and addresses for notices set forth above shall be deemed to amend the corresponding provisions of the Prior Agreement.

     11.  DELAYS OR OMISSIONS.  Except as expressly provided herein, no delay
          -------------------
or omission to exercise any right, power or remedy accruing to any holder of any Shares, upon any breach or default of the Company under this Agreement, will impair any such right, power or remedy of such holder nor will it be construed to be a waiver of any such breach or default, or an acquiescence therein, or in any similar breach or default thereafter occurring; nor will any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and will be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, will be cumulative and not alternative.

     12.  OBLIGATIONS SEVERAL, NOT JOINT. Each Purchaser shall be (i) obligated
          ------------------------------
hereunder only with respect to the purchase of the number and kind of Shares set forth in Section 1(a) of this Agreement, and no Purchaser shall have any liability with respect to the other Purchaser's obligations hereunder and (ii) separately and independently entitled to rely on the representations and warranties of the other Purchaser made to the Company in this Agreement and to the benefit of all covenants and agreements of the other Purchaser made with the Company herein.

     13.  COUNTERPARTS.  This Agreement may be executed in any number of
          ------------
counterparts, each of which will be enforceable against the parties actually executing such counterparts, and all of which together will constitute one instrument.

     14.  SEVERABILITY.  In the event that any provision of this Agreement
          ------------
becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement will continue in full force and effect without said provision; provided, however, that no such severability will be effective
                --------
if it materially changes the economic benefits of this Agreement to the Company or to either Purchaser.

     15.  TITLES AND SUBTITLES.  The titles and subtitles used in this Agreement
          --------------------
are used for convenience only and are not considered in construing or interpreting this Agreement.

     16.  ENTIRE AGREEMENT; AMENDMENT.  This Agreement, the Prior Agreement and
          ---------------------------
each of the other agreements and instruments contemplated by this Agreement and the Prior Agreement, constitute the full and entire understanding and agreement between the parties with regard to the subject hereof and thereof, and supersede all prior agreements and understandings, both written and oral, among the parties with regard to the subject matter hereof and thereof, and no party will be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

     17.  GOVERNING LAW.  This Agreement will be governed by and construed in
          -------------
all respects in accordance with the laws of the State of New York, without regard to its principles of conflicts of laws.

          If the foregoing is acceptable to you, please execute the copy of this Letter Agreement in the space below, at which time this letter will constitute a binding agreement among us.


                                    Very truly yours,

                                    AT HOME CORPORATION


                                          /s/ William Randolph Hearst, III
                                    By:   ----------------------------------
                                          Name: William Randolph Hearst, III
                                          Title: President


Accepted and agreed as of the
date first above written:
TCI INTERNET HOLDINGS, INC.               KLEINER, PERKINS, CAUFIELD
                                          & BYERS VII


By:/s/ Bruce W. Ravenel                   By: KPCB VII ASSOCIATES,
   -----------------------------
Name: Bruce W. Ravenel                        its General Partner
Title: President and Chief Executive
       Officer                            By:/s/ L. John Doerr
                                             -------------------------------
                                             Name: L. John Doerr
                                             Title: Partner

KPCB VII FOUNDERS FUND                    KPCB INFORMATION
                                          SERVICES ZAIBATSU FUND II


By:  KPCB VII ASSOCIATES,                 By: KPCB VII ASSOCIATES,
     its General Partner                  its General Partner



By: /s/ L. John Doerr                     By: /s/ L. John Doerr
   -------------------------                 -------------------------
     Name: L. John Doerr                       Name: L. John Doerr
     Title:   Partner                          Title:   Partner